Guarantees and Charges	12 Months Ended
Dec. 31, 2023
Guarantees and Charges [Abstract]
GUARANTEES AND CHARGES

Note 19: - Guarantees and Charges

a.	The Company provided a bank guarantee in the amount of $354 thousand mainly in favor of the lessor of its leased office facility in Rehovot, Israel, as guarantee for meeting its obligations under the lease agreement.

b.	In connection with the Saol APA, the Company secured a debt facility from an Israeli bank (see Note 14) pursuant to which, the Company undertook not to create any first ranking floating charge over all or materially all of its property and assets in favor of any third party unless certain terms, as defined in the loan agreement, have been satisfied.

c.	The Company provided a bank guarantee in the amount of $247 thousand as part of the terms and conditions of a tender. In order to obtain the bank guarantee the Company deposited the full amount of the bank guarantee in a collateral account. Refer to Note 8 for further information.

d.	The Company provided a security deposit totaling $417 thousand in accordance with the terms and conditions outlined in the lease agreement for the plasma collection center. This deposit serves as a guarantee to ensure the Company’s compliance with its obligations under the lease. Accordance with the terms and conditions, within the initial lease period of 10 years, an expected sum of $40 thousand is anticipated to be reimbursed to the Company annually.